Exhibit 32.1

BULOVA TECHNOLOGIES GROUP, INC. AND CONSOLIDATED AFFILIATES

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bulova Technologies Group, Inc. (the Company) on Form 10-Q/A for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I John D. Stanton, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John D. Stanton
John D. Stanton
Principal Executive Officer May 27, 2010